SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                           (Amendment No. ___)


Filed by the Registrant                              [X]
Filed by a Party other than the Registrant           [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant toss. 240.14a-12

                              CFB BANCSHARES, INC.
                -----------------------------------------------
                (Name of Registrant as Specified In Its Charter)
                -----------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the Appropriate box):

[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a6(i)(4) and 0-11.

     1.   Title of each class of securities to which transaction applies:
     2.   Aggregate number of securities to which transaction applies:
     3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
     4.   Proposed maximum aggregate value of transaction: 5. Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided  by  Exchange  Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

     2)   Form, Schedule or Registration Statement No:

     3)   Filing Party:

     4)   Date Filed:

                              CFB Bancshares, Inc.
                                1015 Main Street
                            Wartburg, Tennessee 37887

                                 April 10, 2003

To the Shareholders of
    CFB Bancshares, Inc.,

     You are cordially invited to attend the annual meeting of shareholders of CFB Bancshares, Inc., which will be held at the Oliver Springs branch office of Citizens First Bank, our wholly-owned subsidiary, located at 105 Gail Lane, second floor, Oliver Springs, Tennessee 37840, on Tuesday, May 13, 2003, at 6:00 p.m., Eastern Time.

     At the meeting, you will be asked to:

     o elect seven directors to serve until the 2004 annual meeting of shareholders or until their successors are duly elected and qualified;

     o ratify the appointment of Pugh & Company, P.C. as CFB's independent accountants and auditors for 2003; and

     o transact other business that properly comes before the meeting or any adjournment of the meeting.

     We have enclosed a notice of the annual meeting of shareholders, a proxy statement, and a form of proxy. The matters listed in the notice of annual meeting are more fully described in the proxy statement.

     It is important that your shares are represented and voted at the meeting, regardless of the size of your holdings. Accordingly, we would appreciate your completing the enclosed form of proxy whether or not you plan to attend the meeting. If you are present at the meeting and wish to vote your shares personally, your form of proxy can be revoked upon your request prior to balloting.

     We urge you to return your form of proxy by mailing it in the enclosed postage-paid envelope to be received no later than 5:00 p.m. on May 13, 2003.

     Upon request, we will provide to you, without charge, a copy of our Registration Statement on Form SB-2 as filed with the Securities and Exchange Commission. Requests should be directed to Elizabeth J. Maden, Secretary and
Senior Vice President, Citizens First Bank, 1015 Main Street, P.O. Box 1189, Wartburg, Tennessee 37887, (423) 346-2265.

                                       Sincerely yours,

                                       /s/ Billy M. Rice

                                       Billy M. Rice
                                       President and Chief Executive Officer

                              CFB Bancshares, Inc.
                                1015 Main Street
                            Wartburg, Tennessee 37887



                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                        To Be Held Tuesday, May 13, 2003

     The regular annual meeting of shareholders of CFB Bancshares, Inc. ("CFB") will be held at the Oliver Springs branch office of Citizens First Bank, our wholly-owned subsidiary (the "Bank"), located at 105 Gail Lane, second floor, Oliver Springs, Tennessee 37840 on Tuesday, May 13, 2003, at 6:00 p.m., Eastern Time, for the following purposes:

     1. Election of Directors. To elect seven directors to serve until the 2004 annual meeting of shareholders or until their successors have been duly elected and qualified.

     2. Ratification of Auditors. To ratify the appointment of Pugh & Company, P.C. as CFB's independent accountants and auditors for 2003.

     3. Other Business. To transact such other business as may properly come before the meeting or any adjournment of the meeting.

     Shareholders of record at the close of business on April 1, 2003, are entitled to notice of and to vote on all matters presented at the annual meeting of shareholders. On that day, 353,904 shares of common stock were outstanding. Each share entitles the holder to one vote.

                                       By Order of the Board of Directors

                                       /s/ Elizabeth J. Maden

                                       Elizabeth J. Maden
                                       Secretary

                                       April 10, 2003





                             YOUR VOTE IS IMPORTANT
        Whether or not you expect to attend the meeting and regardless of the number of shares you own, please mark, sign, date and return the enclosed form of proxy as promptly as possible in the enclosed envelope.
      You may nevertheless vote in person if you attend the annual meeting.

                                 PROXY STATEMENT

                       FOR ANNUAL MEETING OF SHAREHOLDERS

     This proxy statement is being furnished to the holders of common stock, par value $1.00 per share, of CFB Bancshares, Inc., a Tennessee corporation ("CFB"), in connection with the solicitation of proxies by the board of directors of CFB for use at our annual meeting of shareholders and at any adjournment or adjournments thereof. The meeting will be held on Tuesday, May 13, 2003, at 6:00 p.m., Eastern Time, at the Oliver Springs branch office of Citizens First Bank, our wholly-owned subsidiary (the "Bank"), located at 105 Gail Lane, second floor, Oliver Springs, Tennessee.

     Your vote is very important. For this reason, the board of directors is requesting that, whether or not you plan to attend the annual meeting of shareholders, you allow your common stock to be represented at the meeting by the proxies named on the enclosed proxy card. This proxy statement and the form of proxy are being sent to you in connection with this request and are being mailed to all shareholders beginning on April 10, 2003.



                      Information About the Annual Meeting

When is the annual meeting?

     Tuesday, May 13, 2003, 6:00 p.m., Eastern Time.

Where will the annual meeting be held?

     The meeting will be held at the Bank's Oliver Springs branch office, second floor, at 105 Gail Lane, Oliver Springs, Tennessee.

What items will be voted upon at the annual meeting?

     You will be voting upon the following matters:

     1. Election of Directors. To elect seven directors to serve until the 2004 annual meeting of shareholders or until their successors have been duly elected and qualified.

     2. Ratification of Auditors. To ratify the appointment of Pugh & Company, P.C. as CFB's independent accountants and auditors for 2003.

     3. Other Business. To transact such other business as may properly come before the meeting or any adjournment of the meeting.

Who can vote?

     You are entitled to vote your common stock if our records show that you held your shares as of the close of business on the record date, April 1, 2003. Each shareholder is entitled to one vote for each share of common stock held on that date. On April 1, 2003, there were 353,904 shares of common stock outstanding and entitled to vote.

How do I vote by proxy?

     If you sign, date and return your signed proxy card before the annual meeting, we will vote your CFB Common Shares as you direct. For the election of directors, you may vote for (1) all of the nominees, (2) none of the nominees, or (3) all of the nominees except those you designate. For the ratification of CFB's auditors, you may vote "For" or "Against" or you may "Abstain" from voting.

     If you return your signed proxy card but do not specify how you want to vote your CFB Common Shares, we will vote them

     o    "For" the election of all of our nominees for director; and

     o    "For" the ratification of Pugh & Company as our independent auditors.

     The board knows of no other business to be presented at the annual meeting. If any matters other than those set forth above are properly brought before the annual meeting, the individuals named in your proxy card may vote your CFB Common Shares in accordance with their best judgment.

How do I change or revoke my proxy?

     You can change or revoke your proxy at any time before it is voted at the annual meeting by:

     o submitting another proxy with a more recent date than that of the proxy first given;

     o    attending the annual meeting and voting in person; or

     o sending written notice of revocation to our corporate secretary, Elizabeth J. Maden.

How many votes are required?

     If a quorum is present at the annual meeting,

     o the director nominees will be elected by a plurality of the votes cast in person or by proxy at the meeting; and

     o the approval of independent auditors, and all other matters submitted to the shareholders will require the affirmative vote of a majority of the CFB Common Shares present or represented by proxy at the meeting.

What constitutes a "quorum" for the meeting?

     A majority of the outstanding CFB Common Shares, present or represented by proxy, constitutes a quorum. A quorum is necessary to conduct business at the annual meeting. You are part of the quorum if you have voted by proxy. Abstentions, broker non-votes and votes withheld from director nominees count as "shares present" at the meeting for purposes of determining a quorum. However, abstentions and broker non-votes do not count in the voting results. A broker non-vote occurs when a broker or other nominee who holds shares for another does not vote on a particular item because the nominee does not have discretionary authority for that item and has not received instructions from the owner of the shares.

Who pays for the solicitation of proxies?

     We will pay the cost of preparing, printing and mailing material in connection with this solicitation of proxies. In addition to solicitation by mail, regular employees of CFB and the Bank may make solicitations personally and by telephone or otherwise. We will, upon request, reimburse brokerage firms, banks and others for their reasonable out-of-pocket expenses in forwarding proxy material to beneficial owners of stock or otherwise in connection with this solicitation of proxies. We have retained the Illinois Stock Transfer Company to assist in the solicitation for a fee of $1,900 plus reasonable out-of-pocket expenses.

When are 2004 shareholder proposals due?

     Proposals by shareholders to be considered for inclusion in the proxy materials for the annual meeting in 2004 must be received by the Corporate Secretary, 1015 Main Street, P.O. Box 1189, Wartburg, Tennessee 37887, no later than December 31, 2003. The use of certified mail, return receipt requested, is advised. To be eligible for inclusion, a proposal must also comply with Rule 14a-8 and all other applicable provisions of Regulation 14A under the Securities Exchange Act of 1934. Shareholder proposals not submitted for inclusion in the board of directors' proxy statement which are received after March 1, 2004 will be considered untimely. Accordingly, the proxies may exercise their discretion and vote on these matters in a manner they determine to be appropriate.

                                  The Proposals

                       Proposal 1 -- Election of Directors

     The Board has nominated the following seven persons to serve as directors:

     Clyde Darnell             David Goodman              Samuel L. Hull
     Billy M. Rice             C.H. Smith                 Steven H. Smith
     James Frank Wilson

     We do not anticipate that any of these nominees will be unavailable for election but, if such a situation arises, the proxy will be voted in accordance with the best judgment of the named proxies unless you have directed otherwise.

     Information about the individuals nominated to be directors is provided below. Shares of common stock represented by proxy cards returned to us will be voted for the nominees listed below unless you specify otherwise.

                              Nominees For Election
                              (Terms Expiring 2004)

Director, Year First Elected As Director          Age   Principal Occupation, Business and Directorships
Clyde Darnell, 1997................               74    Retired grocer.
David Goodman, 1997................               60    Timber businessman and farmer.
Samuel L. Hull, 1997...............               58    Banker; currently Exec. Vice President of the Bank.
Billy M. Rice, 1997................               47    Banker; currently President and Chief Executive
                                                        Officer of CFB and the Bank.
C.H. Smith, 1997...................               75    Retired businessman.
Steven H. Smith, 1997..............               47    Dentist.
James Frank Wilson, 1997...........               58    Attorney.


The Board recommends a vote "FOR" the election of the nominees listed above.

     These persons have served as directors of CFB since August 2002 and as directors of the Bank since 1997. No director of CFB is a director or executive officer of another bank holding company, bank, savings and loan association, or credit union. The principal occupations and employments of the persons listed above are for the past five years except as described below:

     Billy M. Rice has served as President and Chief Executive Officer of CFB since its inception in August 2002 and of the Bank since its inception in February 1997. Mr. Rice previously served as President and Chief Executive Officer of Citizens Bank & Trust Company from 1988 until it became Union Planters Bank of the Tennessee Valley in 1995.

     Samuel L. Hull is the Bank's Executive Vice President and has served in this position since February 1997. Mr. Hull previously served as Vice President and Branch Manager of Union Planters Bank of the Tennessee Valley.

     Election of directors requires the affirmative vote of the holders of a plurality of CFB Common Shares represented at the annual meeting.

                    Information about the Board of Directors

Role of the Board

     Our business, property and affairs are managed under the direction of our board of directors. The Board has responsibility for establishing broad corporate policies and for the overall performance and direction of CFB, but is not involved in day-to-day operations. Members of the Board keep informed of our business by participating in Board and committee meetings, by reviewing analyses and reports sent to them regularly, and through discussions with our executive officers.

Board Structure

     CFB's bylaws provide that the board of directors shall consist of no fewer than 5 nor more than 25 members. The Board is currently composed of 7 members. The directors are elected annually and serve until the next annual meeting of shareholders or until their successors are duly elected and qualified. All of the directors have served since CFB's inception in August 2002 and since the beginning of the Bank's operations in February 1997.

2002 Board Meetings

     During 2002 the board of directors of CFB held 13 meetings. No director attended less than 75% of the meetings held by the Board or by any committee on which he served during 2002.

Board Committees

     The  Board  has  three  committees:   the  Audit  Committee,   Compensation
Committee, and the Loan Committee.

     The Audit Committee is composed of directors Darnell, Goodman, C.H. Smith, Steven Smith and Wilson. The Committee is responsible for the review and evaluation of CFB's internal controls and accounting procedures. It also periodically reviews audit reports with CFB's independent auditors and recommends the annual appointment of auditors. For more information, please see the section called "Report of the Audit Committee of the Board of Directors." The Audit Committee met 8 times during 2002.

     The Compensation Committee is composed of directors Darnell, Goodman, C.H. Smith, Steven Smith and Wilson. The Committee is charged with establishing and administering executive compensation programs, as well as determining the salaries, compensation and benefits of the executive officers. During 2002, the Compensation Committee met 3 times.

     The Loan Committee is composed of directors Rice, Hull, Darnell, Goodman, C.H. Smith, Steven Smith, and Wilson. The Committee is responsible for reviewing all loans made by loan officers within the loan officer's lending authority, overdrafts, past due loans, non-accrual loans, interest rates on loans, and loan officer adherence to the loan policy. The Committee also approves loans that are over loan officer lending limits and loans that are granted as exceptions to the loan policy guidelines. The Committee also is responsible for establishing loan policy guidelines, changes in the policy, and setting lending limits for the loan officers. During 2002, the Loan Committee met 49 times.

Director Compensation

     During 2002, each director received $450 for each meeting of the Board he attended. Each non-employee director received $100 for each committee meeting he attended.

        Proposal 2 -- Ratification of Appointment of Independent Auditors

     The board of directors has appointed, subject to shareholder approval, Pugh & Company, P.C., as CFB's independent accountants and auditors for 2003. Pugh & Company, P.C., has served as independent accountants and auditors of CFB for the year ended December 31, 2002. Representatives of the firm will be present at the annual meeting, will have an opportunity to make a statement if they so desire, and are expected to be available to respond to appropriate questions by shareholders.

     The affirmative vote of the holders of a majority of the outstanding shares of common stock present or represented at the annual meeting, if a quorum exists, entitled to vote at the annual meeting is required to ratify the appointment of Pugh & Company, P.C., as CFB's independent accountants and auditors for 2003.

     The Board recommends a vote "FOR" ratification of the appointment of Pugh & Company, P.C., as CFB's independent accountants and auditors for 2003.

                                   Audit Fees

     During 2002, Pugh & Company, P.C., not only acted as independent auditors for the Bank (work related to auditing the annual financial statements for fiscal year 2002 and reviewing the financial statements included in our Forms 10-Q) but also rendered on our behalf other services, including tax-related services, management consulting services and other accounting and auditing services. The following table sets forth the aggregate fees billed by Pugh & Company, P. C., for audit services rendered in connection with the financial statements and reports for fiscal year 2002 and for other services rendered during fiscal year 2002 on our behalf.

     o    Audit Fees (for the audit of the 2002
          financial statements):                              $29,350

     o    Financial Information Systems Design
          and Implementation Fees:                            $42,490**

     o    All Other Fees (consisting  primarily
          of consulting and tax services):                    $10,600

         **Paid to an affiliated company of Pugh & Company, PC

     The Audit Committee views the services provided by Pugh & Company, P.C., our principal auditors, to be compatible with maintaining the auditors' independence.

             Report of the Audit Committee of the Board of Directors

     The Audit Committee of the Board is composed of five of the directors of CFB. Although the common stock of CFB is not traded on the National Association of Securities Dealers Automated Quotation system (NASDAQ), or listed on any exchange, CFB has adopted the definition of an "independent director" provided in the NASDAQ listing standards. Under this standard, all of the members of the Audit Committee are independent directors. The Board has not adopted a written charter for the Audit Committee.

     The functions of the Audit Committee include:

     o    appointing independent auditors;

     o approving the scope of audits and other services to be performed by the independent and internal auditors; and

     o    reviewing the results of internal and external audits,  the accounting
          principles  applied  in  financial   reporting  and  the  adequacy  of
          financial and operational controls.

     The Committee reviews CFB's financial reporting process. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls.

     In this context, the Committee has met and held discussions with management and the independent auditors for the year ended December 31, 2002, Pugh & Company, P.C. Management represented to the Committee that CFB's financial statements were prepared in accordance with generally accepted accounting principles, and the Committee has reviewed and discussed the financial statements with management and with the independent auditors. The Committee also discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Communication With Audit Committees). The Committee has also reviewed the fees paid to Pugh & Company for the services it provided during 2002, as detailed in the section called "Audit Fees."

     In addition, the Committee has discussed with Pugh & Company the auditor's independence from CFB and its management, including matters in the written disclosures and letters provided by Pugh & Company to the Committee as required by the Independence Standards Board Standard No. 1 (Independence Discussions With Audit Committees).

     The Committee has also discussed with the internal audit group and independent auditors the overall scope and plans for their respective audits. The Committee has met with the internal audit group and independent auditors, with and without management present, to discuss the results of their examinations, the evaluations of CFB's internal controls, and the overall quality of CFB's financial reporting.

     In reliance on the reviews and discussions referred to above, the Committee recommended that the audited financial statements be included in CFB's Registration Statement on Form SB-2 for filing with the Securities and Exchange Commission. The Committee also has recommended, subject to shareholder approval, the selection of Pugh & Company as CFB's independent auditors for the upcoming year. The Committee does not believe that the independence of Pugh & Company is affected by the payment of the fees detailed in the section called "Audit Fees."

                         Members of the Audit Committee:

                         Clyde Darnell                      David Goodman
                         C.H. Smith                         Steven Smith
                         James Frank Wilson

                               CFB Stock Ownership

     The following table sets forth certain information regarding the ownership of the common stock as of March 20, 2003, for (i) each person who owns more than 5% of the common stock, (ii) each director and the executive officers who are listed in the executive compensation tables in this proxy statement, and (iii) all executive officers and directors as a group.



                                          Amount and Nature of       Percent
                                          Beneficial Ownership      of Class
Name of Beneficial Owner                  (Number of Shares)           (1)
------------------------                  ------------------           ---
Clyde Darnell (2)                               21,000                5.77%
David Goodman (3)                               10,230                2.85
Samuel L. Hull (4)                              12,628                3.57
Wendell Langley (5)                              6,891                1.95
Elizabeth J. Maden (6)                           2,000                0.56
Billy M. Rice (7)                               12,149                3.43
C.H. Smith (8)                                  20,150                5.69
Steven Smith (9)                                10,000                2.79
James Frank Wilson (10)                         21,500                5.91
Directors and executive officers as a
  group (9 persons)                            116,548               33.89

     (1) Unless otherwise indicated, beneficial ownership consists of sole voting and investing power based on 353,904 shares issued and outstanding on March 20, 2003. Options to purchase 54,000 shares are exercisable or become exercisable within 60 days of March 30, 2003. These shares issuable under options are deemed to be outstanding for the purpose of computing the percentage of outstanding shares owned by each person to whom a portion of these options relate but are not deemed to be outstanding for the purpose of computing the percentage owned by any other person.

     (2)  Includes 10,000 shares issuable upon the exercise of options.

     (3)  Includes 5,000 shares issuable upon the exercise of options.

     (4) Includes 5,000 shares issuable upon the exercise of options, and 1,740 shares held by HLR Investors, a partnership, in which Mr. Hull is a partner.

     (5) Includes 2,000 shares issuable upon the exercise of options, and 1,741 shares held by HLR Investors, a partnership, in which Mr. Langley is a partner.

     (6)  Includes 1,000 shares issuable upon the exercise of options.

     (7) Includes 5,000 shares issuable upon the exercise of options, and 1,741 shares held by HLR Investors, a partnership, in which Mr. Rice is a partner.

     (8)  Includes 10,000 shares issuable upon the exercise of options.

     (9)  Includes 5,000 shares issuable upon the exercise of options.

     (10) Includes 10,000 shares issuable upon the exercise of options.

     Messrs. Billy M. Rice and Samuel L. Hull serve as executive officers and directors of the Bank. Messrs. Billy M. Rice and Wendell S. Langley and Ms. Elizabeth J. Maden serve as executive officers of the Bank.

                             Executive Compensation

     The following table sets forth the aggregate cash compensation paid by CFB to the President and Chief Executive Officer of CFB and the Bank. None of our other executive officers received cash compensation in excess of $100,000 (determined as of the end of 2002) for the years ended December 31, 2002, 2001 and 2000.

                           Summary Compensation Table

                                                     Annual  Compensation

Name and Position                               Year    Salary ($)   Bonus ($)
-----------------                               ----    ----------   ---------

Billy M. Rice                                   2002      91,890       5,000
President and Chief Executive Officer           2001      90,000       5,000
                                                2000      82,400       5,000




                                  Option Grants

     There were no grants of stock options to executive officers during 2002.

     The following table discloses information regarding stock options held at the end of or exercised in fiscal year 2002 for the President and Chief Executive Officer as of December 31, 2002.





               Aggregated Option/SAR Exercises in Last Fiscal Year
                      And Fiscal Year-End Option/SAR Values



                                                         Securities underlying          Value of unexercised in-the-
                        Shares                            unexercised options                 money options at
                     acquired on        Value            at December 31, 2002                 December 31, 2002
Name                 exercise (1)    realized(1)      Exercisable / Unexercisable        (2) Exercisable / Unexercisable
----                 ------------    ----------       ---------------------------        -------------------------------

                                                                 5,000                            $ 45,000
Billy M. Rice            ---             ---
-----------------


     (1) As of December 31, 2002, no options have been exercised by the executive officers under the 1998 Incentive and Nonqualified Stock Option Plan.

     (2) Based on estimated values of the common stock on December 31, 2002 of $24.00 per share.

             Section 16(a) Beneficial Ownership Reporting Compliance

     The federal securities laws, as applicable to CFB, require the directors and executive officers, and persons who beneficially own more than 10% of a registered class of CFB's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of any securities of CFB. To CFB's knowledge, based solely on review of the copies of these reports furnished to CFB and representations by reporting persons, all of CFB's officers, directors and greater than 10% beneficial owners made all filings required in a timely manner.

           Transactions with Executive Officers, Directors and Others

     Some of our directors and officers are also our customers and have had and expect to have loan transactions with us in the ordinary course of business. In addition, some of our directors and officers are, at present, as in the past, affiliated with businesses which are our customers and which have had and expect to have loan transactions with us in the ordinary course of business. These loans were made in the ordinary course of business and were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other parties. In the opinion of the board of directors, these loans do not involve more than a normal risk of collectibility or present other unfavorable features.

     We have filed a registration statement with the Securities and Exchange Commission to sell shares of our common stock to the public. The primary purpose of the public offering is to capitalize Peoples Bank of Scott County (in organization), which will be a wholly-owned subsidiary of CFB if the offering is successful and if other conditions are met. As required by Tennessee law, the organizers of Peoples Bank of Scott County (in organization) have subscribed for a total of 16,671 shares of stock of Peoples Bank which they will exchange for our common stock on a one-for-one basis if the offering closes. If Peoples Bank is successfully organized, we will bear all of the organizational expenses. If Peoples Bank is not successfully organized, the organizers will be responsible for 50% of the organizational expenses. Other Matters

     The board of directors, at the time of the preparation of this proxy statement, knows of no business to come before the annual meeting other than that referred to herein. If any other business should come before the annual meeting, the persons named in the enclosed proxy will have discretionary authority to vote all proxies in accordance with their best judgment.

     Upon the written request of any record holder or beneficial owner of common stock entitled to vote at the annual meeting, CFB will, without charge, provide a copy of our Registration Statement on Form SB-2 as filed with the Securities and Exchange Commission. Requests should be directed to Elizabeth J. Maden, Secretary and Senior Vice President, Citizens First Bank, 1015 Main Street, P.
O. Box 1189, Wartburg, Tennessee 37887, (423) 346-2265.



                                    By Order of the Board of Directors

                                    /s/ Elizabeth J. Maden
                                    ----------------------------------
                                    Elizabeth J. Maden
                                    Secretary

Wartburg, Tennessee
April 10, 2003

                         THE DIRECTORS AND OFFICERS OF
                                      CFB
                                BANCSHARES, INC.
                       CORDIALLY INVITE YOU TO ATTEND OUR
                         ANNUAL MEETING OF SHAREHOLDERS
                      TUESDAY, MAY 13, 2003, 6:00 P.M. EDT
                               CITIZEN FIRST BANK
                                 105 GAIL LANE
                           OLIVER SPRINGS, TENNESSEE

                                   IMPORTANT
           Please complete both sides of the PROXY CARD, sign, date,
                  detach and return in the enclosed envelope.

DETACH PROXY CARD HERE                                                          DETACH ATTENDANCE CARD HERE AND MAIL WITH PROXY CARD
------------------------------------------------------------------------------------------------------------------------------------
THE  SHARES  COVERED  BY THIS  PROXY  WILL  BE  VOTED  IN  ACCORDANCE  WITH  THE
INSTRUCTIONS  GIVEN AND WHEN NO  INSTRUCTIONS  ARE  GIVEN  WILL BE VOTED FOR THE
PROPOSALS  DESCRIBED  IN THE  ACCOMPANYING  NOTICE OF ANNUAL  MEETING  AND PROXY
STATEMENT/PROSPECTUS AND ON THIS PROXY.
                                                                                                 CFB
                                                                                           BANCSHARES, INC.
                                                                                If you plan to personally attend the Annual Meeting
                                               Dated:-------------------------- of Shareholders in Oliver Springs, Tennessee, please check  the box below and list the names of attendees
                                               -------------------------------- on the reverse side.

                                               -------------------------------- Return  this stub in the enclosed envelope with your
                                               (PLEASE SIGN HERE)               completed proxy card.

Shareholder should sign here exactly as shown on the label affixed hereto. Administrator, Trustee, or Guardian, please give full title. If more than one Trustee, all should sign. All Joint Owners should sign.

-------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE CORPORATION THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING. A
SELF-ADDRESSED,  POSTAGE-PREPAID  ENVELOPE  IS  ENCLOSED  FOR YOUR  CONVENIENCE.
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                               REVOCABLE PROXY                                CFB BANCSHARES, INC.
                               The undersigned appoints each of Billy M. Rice, President CFB Bancshares, Inc., and
                                                                                                                  -----------------'
NAMES OF PERSONS PLANNING      or either of them with full power of substitution and revocation as Proxy to vote all shares of stock
TO ATTEND THE 2003 MEETING     standing in my name on the books of  CFB  Bancshares, Inc. at the close of business on April 1, 2003, which  the  undersigned  would  be  entitled  to  vote if personally present at the Annual Meeting of
------------------------------ Shareholders  to  be held at the Citizen's First Bank Oliver Springs branch office, second floor, 105
                               Gail  Lane, Oliver Springs, Tennessee  37840, on May 13, 2003, at 6:00 p.m., Eastern Time, and at any
------------------------------ and  all adjournments, upon the matters set forth in the Notice of the meeting.  The Proxy is further authorized  to  vote  in  his  or  her  discretion  as to any other matters which may come before the
------------------------------ meeting. At the time of preparation of the Proxy Statement/Prospectus,the Board of Directors knows of no business to come before the meeting other than that referred to in the Proxy Statement/Prospectus.
------------------------------ THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL NOMINEES LISTED BELOW AND FOR PROPOSAL II AND III.
                               I.  Election of Directors - Terms expiring in 2004.
                                   Clyde E. Darnell        Samuel L. Hull      Church H. Smith      James Frank Wilson
                                   William D. Goodman      Billy M. Rice       Stephen N. Smith
                                   FOR                           WITHHELD
                                      --------------------------         -----------------------------
                                   Exceptions:
                                              --------------------------------------------------------
                                                (For all nominees except as noted above.)
                               II. Ratification of the appointment of Pugh & Company P.C.as independent auditors for the Corporation for the fiscal year ending Decmeber 31, 2002.
                                   FOR                           AGAINST                          ABSTAIN
                                      ----------------------             ----------------------           ---------------------
                               III.To  transact  such  other  business  as  may  properly  come  before  the  Annual  Meeting or any adjournments or postponements thereof.

                                                                                            (Continued and to be
                                                                                             signed on the other side)